Redeemable Noncontrolling Interest	12 Months Ended
Dec. 31, 2020
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interest
Note 15 - Redeemable Noncontrolling Interest
In connection with the acquisition of Linetec in November 2018, the previous owner retained a 20% equity interest in Linetec, the reduction of which is subject to certain rights based on the passage of time or upon the occurrence of certain triggering events. Effective January 2022, the Company, by means of Centuri, has the right, but not the obligation, to purchase at fair value (subject to a floor) a portion of the interest held by the noncontrolling party, and in incremental amounts each year thereafter. The shares subject to the election accumulate (if earlier elections are not made) such that 100% of the interest retained by the noncontrolling party is subject to the election beginning in 2024. If the Company does not exercise its rights at each or any of the specified intervals, the noncontrolling party has the ability, but not the obligation, to exit their investment retained by requiring Centuri to purchase a similar portion of their interest up to the maximum cumulative amounts specified and at each interval discussed above. The outstanding noncontrolling interest is not subject to minimum purchase provisions and following the eligibility dates for the elections, they do not expire. The redemption price represents the greater of fair value of the ownership interest to be redeemed on the redemption date or a floor amount under the terms of the agreement. The Company has determined that this noncontrolling interest is a redeemable noncontrolling interest and, in accordance with SEC guidance, is classified as mezzanine equity (temporary equity) in the Company’s Consolidated Balance Sheets.
Significant changes in the value of the redeemable noncontrolling interest, above a floor established at the acquisition date, are recognized as they occur, and the carrying value is adjusted as necessary at each reporting date. The fair value is estimated using a market approach that utilizes certain financial metrics from guideline public companies of similar industry and operating characteristics. Based on the fair value model employed, the estimated redemption value of the redeemable noncontrolling interest increased by approximately $74.5 million during the year ended December 31, 2020. Adjustment to the redemption value also impacted retained earnings, as reflected in the Company’s Consolidated Statement of Equity, but did not impact net income.
The following depicts changes to the balance of the redeemable noncontrolling interest:

Redeemable Noncontrolling Interest
(Thousands of dollars)
Balance, December 31, 2018	$81,831
Net income attributable to redeemable noncontrolling interest	2,711
Balance, December 31, 2019	84,542
Net income attributable to redeemable noncontrolling interest	6,661
Redemption value adjustment	74,513
Balance, December 31, 2020	$165,716